                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

      Filed by the Registrant /X/
      Filed by a Party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
      /X/        Definitive Proxy Statement
      / /        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Rule 14a-11(c) or rule
                 14a-12

              WILSHIRE FINANCIAL SERVICES GROUP INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
           (Name of Person(s) Filing Proxy Statement, if other than the
                                    Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------
/ /        Fee paid previously with preliminary materials.
/ /        Check box if any part of the fee is offset as provided by
           Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or
           Schedule and the date of its filing.
           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

                     WILSHIRE FINANCIAL SERVICES GROUP INC.
                               1776 S.W. MADISON
                             PORTLAND, OREGON 97205

                                                                    May 22, 2000

Dear Stockholder:

    You are cordially invited to attend the 2000 annual meeting of stockholders of Wilshire Financial Services Group Inc. which will be held at 10:30 a.m. on Thursday, June 22, 2000, at the Company's offices at 1776 S.W. Madison Street, Portland, Oregon.

    Enclosed are the Secretary's official Notice of the Annual Meeting, a proxy statement and a form of proxy. At the annual meeting you will be asked to elect seven (7) directors to serve until the next annual meeting and to approve an amendment to the Company's 1999 Equity Participation Plan. We also will report to you on the operations of the Company, and you will have the opportunity to ask questions about the Company that may be of general interest to stockholders.

    The enclosed proxy statement contains important information concerning the matters to be voted on at the annual meeting. Please study it carefully. Your vote is very important, regardless of how many shares you own. Even if you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card promptly in the accompanying self-addressed, postage prepaid envelope. If you do join us at the annual meeting and wish to vote in person, you may revoke your proxy at that time.

    The other members of the Board of Directors and I look forward to seeing you at the meeting.

                                          Sincerely,

                                          [LOGO]

                                          Larry B. Faigin
                                          CHAIRMAN OF THE BOARD

 PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY CARD WHETHER OR NOT YOU INTEND TO
                       BE PRESENT AT THE ANNUAL MEETING.

                     WILSHIRE FINANCIAL SERVICES GROUP INC.
                               1776 S.W. MADISON
                             PORTLAND, OREGON 97205

                            ------------------------

                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD AT 10:30 A.M. ON THURSDAY, JUNE 22, 2000,
                          AT THE COMPANY'S OFFICES AT
                           1776 S. W. MADISON STREET
                             PORTLAND, OREGON 97205

                             ---------------------

TO THE STOCKHOLDERS OF WILSHIRE FINANCIAL SERVICES GROUP INC.:

    The annual meeting of stockholders of Wilshire Financial Services Group Inc. will be held at 10:30 a.m. on Thursday, June 22, 2000, at the Company's offices at 1776 S.W. Madison Street, Portland, Oregon, for the following purposes:

    1. To elect a board of seven (7) directors to hold office until the next annual meeting of stockholders;

    2.  To amend our 1999 Equity Participation Plan; and

    3. To consider and transact such other business as may properly come before the annual meeting and at any adjournments or postponements thereof.

    YOUR BOARD OF DIRECTORS URGES STOCKHOLDERS TO VOTE FOR ITEMS 1 AND 2.

    Only stockholders of record on the books of the Company as of the close of business on May 15, 2000, will be entitled to notice of and to vote at the annual meeting.

              PLEASE READ THE ENCLOSED PROXY STATEMENT CAREFULLY.

    IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. THEREFORE, WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE. IF YOU LATER FIND THAT YOU CAN BE PRESENT AND WISH TO VOTE IN PERSON OR DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO AT ANY TIME BEFORE THE VOTING AT THE ANNUAL MEETING.

                                          By Order of the Board of Directors,

                                          [LOGO]
                                          Mark H. Peterman,
                                          SECRETARY

May 22, 2000
Portland, Oregon

                     WILSHIRE FINANCIAL SERVICES GROUP INC.
                               1776 S.W. MADISON
                             PORTLAND, OREGON 97205

                            ------------------------

                              PROXY STATEMENT FOR
                      2000 ANNUAL MEETING OF STOCKHOLDERS
              TO BE HELD AT 10:30 A.M. ON THURSDAY, JUNE 22, 2000,
                          AT THE COMPANY'S OFFICES AT
                               1776 S. W. MADISON
                             PORTLAND, OREGON 97205

                             ---------------------

    This proxy statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Wilshire Financial Services
Group Inc. for use at our 2000 annual meeting of stockholders to be held at 10:30 a.m. on Thursday, June 22, 2000 and at any adjournment or postponement thereof, for the purposes set forth in the attached Notice of 2000 Annual Meeting of Stockholders.

    This proxy statement is dated May 22, 2000 and, together with the form of proxy, is first being mailed to the Company's stockholders on or about May 24, 2000.

                           VOTING RIGHTS AND PROXIES

RECORD DATE AND OUTSTANDING SHARES

    Only stockholders of record at the close of business on May 15, 2000 will be entitled to vote at the annual meeting. On May 15, 2000, the Company had 20,029,349 shares of common stock issued and outstanding and 1,389 stockholders of record. Each share of common stock outstanding on the record date is entitled to one vote at the annual meeting on each matter to be voted on.

QUORUM AND VOTING

    A majority of all outstanding shares of common stock entitled to vote at the annual meeting, represented in person or by proxy, constitutes a quorum for the transaction of business at the annual meeting. Abstentions and broker non-votes are counted for the purpose of determining whether or not a quorum exists, but are not counted for the purpose of determining the election of each nominee for director or whether or not the stockholders have approved the amendment of the Company's 1999 Equity Participation Plan.

    The authorized number of directors of the Company is seven (7) and the nominees receiving the highest number of votes at the annual meeting will be elected. The amendment of the Company's 1999 Equity Participation Plan will be approved if the number of votes cast in favor of the proposal exceeds the number of votes cast against it.

    Shares of common stock represented by proxies properly executed and received by the Company in time to be voted at the annual meeting will be voted in accordance with the instructions indicated on the proxies and, if no instructions are indicated, will be voted "FOR" each of the seven
(7) candidates named in this proxy statement and "FOR" the amendment of the Company's 1999 Equity Participation Plan at the annual meeting or any adjournment or postponement thereof. All proxies voted "FOR" each of the seven
(7) director nominees and "FOR" the amendment of the Company's 1999 Equity Participation Plan, including proxies on which no instructions are indicated, may, at the discretion of the proxy holder, be voted "FOR" a motion to adjourn or postpone the annual meeting to another time and/or place for the purpose of soliciting additional proxies or otherwise.

    The Board is not currently aware of any business to be acted upon at the annual meeting other than as described herein. If, however, other matters are properly brought before the annual meeting, persons appointed as proxies will have discretion to vote or act thereon in their best judgment. The Company has appointed Mike Farrell, an employee of the Company, to function as the inspector of elections at the annual meeting. The inspector of elections will tabulate votes, ascertain whether a quorum is present and determine the voting results on all matters presented to the stockholders.

REVOCATION OF PROXIES AND SOLICITATION OF PROXIES

    If you are the record owner of your shares, you may revoke your proxy at any time before it is voted at the annual meeting (1) by submitting a new proxy card, (2) by delivering written notice to the Secretary of the Company before June 22, 2000, stating that you are revoking your proxy, or (3) attending the annual meeting and voting your shares in person. Attendance at the annual meeting will not, in itself, constitute the revocation of your proxy.

    Under the Company's bylaws and Rule 14a-8 of the Securities Exchange Act of 1934, stockholders may not present nominees for elections or other proposals for action at the annual meeting unless written notice thereof, containing the information required by the Company's bylaws and Rule 14a-8, was delivered to the Secretary of the Company no later than the close of business on May 1, 2000. No stockholder nominees or proposals were received.

COSTS OF SOLICITATION

    Proxies may be solicited by mail, personal interview, telephone and telecopy by directors, officers and employees of the Company and its subsidiaries on a part-time basis and for no additional compensation. In addition, the Company has retained the services of Corporate Investor Communications, Inc. to assist in the solicitation of proxies and in the distribution of proxies and accompanying materials to brokerage houses for an estimated fee of $4,000 plus out-of-pocket expenses. The entire cost of soliciting proxies under this proxy statement will be borne by the Company and will include amounts paid in reimbursement to banks, brokerage firms, custodians, nominees and others for their expenses in forwarding soliciting material to the beneficial owners of the common stock held of record by such person.

    Any written revocation of your proxy or other related communications in connection with this proxy statement, and requests for additional copies of this proxy statement or the proxy, should be addressed to Mark H. Peterman, Secretary, Wilshire Financial Services Group Inc., 1776 S.W. Madison, Portland, Oregon 97205. If you have any questions or need further assistance in voting your shares, please call Mr. Peterman at (503) 223-5600.

                             ELECTION OF DIRECTORS
                         (ITEM NO. 1 ON THE PROXY CARD)

    The Board of Directors of Wilshire Financial Services Group Inc. currently consists of seven (7) members who were last elected to the Board on December 2, 1999 and whose terms expire with the June 22, 2000 annual meeting. The Board of Directors has nominated the following seven (7) persons to serve until the next annual meeting:

                               Elizabeth F. Aaroe
                              Robert M. Deutschman
                                Larry B. Faigin
                                Peter S. Fishman
                               Stephen P. Glennon
                               Edmund M. Kaufman
                                Daniel A. Markee

    Each of the nominees has indicated that he or she is willing and able to serve as a director. Unless instructions to the contrary are specified in a properly signed and returned proxy, the proxies will be voted in favor of the seven nominees listed above.

INFORMATION REGARDING THE NOMINEES FOR THE BOARD OF DIRECTORS OF THE COMPANY

    The following is a list of, and certain biographical information for, the nominees. The nominees' ages are as of May 15, 2000. All nominees are United States citizens.

                                                                                DIRECTOR OF THE
                                                                                    COMPANY
NAME                               AGE            POSITION WITH COMPANY              SINCE
----                             --------   ---------------------------------   ---------------
Larry B. Faigin................     57      Chairman of the Board                     1999
Stephen P. Glennon.............     56      Chief Executive Officer, Director         1999
Elizabeth F. Aaroe.............     41      Director                                  1999
Robert M. Deutschman...........     43      Director                                  1999
Peter S. Fishman...............     52      Director                                  1999
Edmund M. Kaufman..............     70      Director                                  2000
Daniel A. Markee...............     43      Director                                  1999

    LARRY B. FAIGIN was appointed to the Board of Directors in June 1999 and was elected Chairman in September 1999. Mr. Faigin is President and Chief Executive Officer of GreenPark Group, LLC, a company that specializes in acquiring environmentally-impacted land and remediating and improving the property for further development. Prior to joining that company, he was Chief Executive Officer of Home Capital Corporation, a subsidiary of HomeFed Bank. He also has served as a consultant to Chevron Corporation and as Chief Executive Officer and Director of Wood Bros. Homes, Inc. Mr. Fagin received his B.A. and J.D. degrees from Case Western Reserve University.

    STEPHEN P. GLENNON has been the Company's Chief Executive Officer and a Director since September 1999. From 1994 until joining the Company, Mr. Glennon served as Chief Executive Officer of Glennon Associates, a firm of private investment bankers specializing in financial restructuring and turnaround management of financial sector companies. Mr. Glennon previously served as an investment banker with Lehman Brothers, N.Y. and Lepercq, de Neuflize & Co., N.Y. Mr. Glennon currently serves as a director of New Water Street Corporation, N.Y. and Point Clear Holdings, N.Y. Mr. Glennon received his B.A. degree from Colgate University in 1966.

    ELIZABETH F. AAROE was appointed to the Board in June 1999. Ms. Aaroe is Principal of Fisher Consulting, LLC (FICO), a provider of specialized real estate asset management and disposition advisory services. Ms. Aaroe and a consortium of advisors oversaw the management and dissolution of the real estate portfolio of Kentucky Central Life Insurance Company, one of the nation's largest life insurance company liquidations. Prior to 1993, Ms. Aaroe served in a variety of management positions, including Group Head at ABN-AMRO N.V.'s "bad bank" real estate subsidiary and in the global energy, corporate finance and real estate divisions of Citicorp. Ms Aaroe received her B.A. degree in Government and Legal Studies from Bowdoin College.

    ROBERT M. DEUTSCHMAN was appointed to the Board in June 1999.
Mr. Deutschman is a Managing Director of Cappello Capital Corp., a financial service and advisory company which engages in merchant banking, venture capital and investment banking. Prior to joining Cappello, Mr. Deutschman was a Managing Director of Saybrook Capital Corp. From 1991 until 1994, Mr. Deutschman was a Senior Vice President and Director of Principal Investments in the Public Finance Group of Houlihan Lokey Howard & Zukin. Mr. Deutschman received his undergraduate degree in Political Science at Haverford College and his J.D. degree from Columbia University School of Law.

    PETER S. FISHMAN was appointed to the Board in September 1999. Mr. Fishman has been a Vice President at Houlihan Lokey Howard & Zukin, an investment banking firm, since January 2000. Previously, Mr. Fishman was a Director of Helix Capital Services, a private merchant bank engaged in investing in and providing merger and acquisition advisory services to its clients. Prior to joining Helix, Mr. Fishman was a partner in law firms in Los Angeles and San Francisco, specializing in financial reorganizations and restructurings.
Mr. Fishman's practice focused on the representation of underperforming and troubled companies, both public and private, and the representation of financial institutions and other lenders in structuring new financings and the workout of troubled credits. Mr. Fishman received his undergraduate degree from the University of Birmingham, England, his M.B.A. degree from University of California, Los Angeles, where he was a Lowenhaupt Scholar, and his J.D. degree from Loyola Marymount University.

    DANIEL A. MARKEE was appointed to the Board in June 1999. Mr. Markee is a principal of LendSource, Inc., a firm specializing in the origination of first mortgage, home equity and consumer installment debt. From 1993 until 1997, Mr. Markee was involved in the real estate investment business as President of Ferterra, Inc., and as a principal of Euro-American Partners, Inc. Mr. Markee received a B.S. degree in Finance from the University of Colorado.

    EDMUND M. KAUFMAN was appointed to the Board in September 1999 and received the approval of the Office of Thift Supervision to serve on the Board in March 2000. Mr. Kaufman has been a partner with the law firm of Irell & Manella LLP for the last thirty-six (36) years, specializing in mergers and acquisitions and corporate finance. Mr. Kaufman has served as a director of United PanAm Financial Corp. since October 1997, a director of Structural Research & Analysis Corp. since 1990, and a director of the Los Angeles Opera since 1986.
Mr. Kaufman received his B.A. degree from the University of California, Los Angeles and his J.D. degree from Columbia University School of Law.

    There are no family relationships between any director, nominee or executive officer and any other director, nominee or executive officer of the Company. There are no arrangements or understandings between any director, nominee or executive officer and any other person pursuant to which he has been or will be selected as a director and/or executive officer of the Company.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM NO. 1
              ELECTION OF THE NOMINEES LISTED ABOVE AS DIRECTORS.

    CERTAIN INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company has an Audit Committee and a Compensation Committee. The Audit Committee's function is to meet with management, the internal auditors and the independent auditors to review and evaluate the Company's audited financial statements, internal accounting controls and regulatory examinations and to monitor the Company's compliance with laws, regulations and corporate policy. The Committee currently consists of Messrs. Faigin, Fishman and Markee.

    The Compensation Committee reviews and approves compensation policies for all employees, develops, approves and administers the salaries, bonuses and equity compensation of all executive and senior officers of the Company and its subsidiaries, reviews compensation programs and practices for the Chief Executive Officer, and has supervisory control over the administration of the Company's 1999 Equity Participation Plan and other compensation plans and benefit programs. The Committee currently consists of Ms. Aaroe and Messrs. Deutschman, Markee and Kaufman.

    From June 10, 1999 (the effectiveness of the Company's plan of reorganization) through the end of 1999, the Company's Board of Directors met 11 times. The Audit Committee and the Compensation Committee did not have any meetings separate from the meetings of the Company's full Board of Directors. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of all meetings of the committees on which he or she served.

COMPENSATION OF DIRECTORS

    During 1999, each member of the Board of Directors who was not an officer or employee of the Company was paid a monthly stipend of $4,167, a per-meeting fee of $1,000 for each Board of Directors' meeting attended in person and $500 for each meeting attended telephonically, and a $500 per-meeting fee for each committee meeting attended on days other than when Board of Directors' meetings were held. In addition, directors who served as chairs of a committee or of the Board received an additional yearly stipend of $5,000. Upon joining the Board, each non-employee director was also granted an option to purchase 30,000 shares of common stock at a price per share equal to the fair market value of the shares of common stock on the grant date. The directors also receive options to purchase an additional 10,000 shares of common stock upon the occurrence of each annual meeting at which they are elected to the Board. The first such annual meeting with respect to our current directors occurred on December 2, 1999. All of these options vest in thirds on each anniversary of the grant date. Officers and employees of the Company who also serve as directors do not receive any retainer or additional fees for serving as a director. Director Elizabeth F. Aaroe was paid $15,000 in additional director fees during 1999 for additional Board-related duties.

    For the year 2000, directors' fees have been reduced. Effective March 1, 2000, each member of the Board of Directors who is not an officer or employee of the Company and who is a member of the board of directors of our subsidiary, First Bank of Beverly Hills, is paid a monthly stipend of $833 by the Company and a monthly stipend of $1,250 by First Bank of Beverly Hills. The other non-officer, non-employee directors are paid $2,083. Each non-officer director also receives a per-meeting fee of $1,000 for each Board of Directors' meeting attended in person and $500 for each meeting attended telephonically, and a $500 per-meeting fee for each committee meeting attended on days other than when Board of Directors' meetings are held. In addition, directors who serve as the chair of the Audit Committee or of the Board receive an additional yearly stipend of $10,000, and the chairperson of the Compensation Committee receives an additional yearly stipend of $5,000. Other members of the Audit Committee and Compensation Committee receive yearly stipends of $5,000 and $2,500, respectively.

                       EXECUTIVE OFFICERS OF THE COMPANY

    The following table sets forth as to each of the persons who currently serves as an Executive Officer of the Company, such person's age, such person's current position with the Company, and the period during which the person has served in such position:

NAME                            AGE               POSITION WITH COMPANY             POSITION SINCE
----                          --------   ----------------------------------------   --------------
Stephen P. Glennon..........     56      Chief Executive Officer                         1999
Richard S. Cupp.............     60      Chief Executive Officer and President of        1999
                                         First Bank of Beverly Hills, FSB
Jay H. Memmott..............     38      President, Wilshire Credit Corporation          1999
Bruce A. Weinstein..........     37      Chief Financial Officer                         2000
Mark H. Peterman............     52      Executive Vice President, Legal Counsel         1999
                                         and Secretary
Russell T. Campbell.........     36      Senior Vice President, Portfolio                1999
                                         Management
Jennifer G. Cooperman.......     39      Senior Vice President, Corporate Finance        1999
Geoffrey B. Davis...........     58      Senior Vice President, Administration           1999
Bradley B. Newman...........     38      Senior Vice President, Capital Markets          1999

    STEPHEN P. GLENNON has been the Company's Chief Executive Officer since September 1999 and a Director since December 1999. From 1994 until joining the Company, Mr. Glennon served as Chief Executive Officer of Glennon Associates, a firm of private investment bankers specializing in financial restructuring and turnaround management of financial sector companies. Mr. Glennon previously served as an investment banker with Lehman Brothers, N.Y. and Lepercq, de Neuflize & Co., N.Y. Mr. Glennon currently serves as a director of New Water Street Corporation, N.Y. and Point Clear Holdings, N.Y.

    RICHARD S. CUPP has been Chief Executive Officer and President of First Bank of Beverly Hills, FSB, one of the Company's subsidiaries, since November 1999. From July 1997 to July 1999, Mr. Cupp was Chief Executive Officer and President of HF Bancorp, the parent of Hemet Federal Bank. From July 1993 to March 1997, Mr. Cupp was Chief Executive Officer and President of Ventura County National Bancorp.

    JAY H. MEMMOTT has been President of Wilshire Credit Corporation, one of the Company's subsidiaries, since November 1999. Prior to his appointment as President, Mr. Memmott served as Vice President in charge of Loan Servicing of the Company's prior affiliated servicer from August 1997 to November 1999. From April 1990 to August 1997, Mr. Memmott served as a Vice President of Coast Federal Bank in Los Angeles, California. Mr. Memmott has been in the mortgage finance/servicing business for over 20 years. In addition to holding executive management positions throughout his career, Mr. Memmott has been an accredited instructor with the Institute of Financial Education and has been a member of various government-sponsored agency advisory boards.

    BRUCE A. WEINSTEIN is the Chief Financial Officer of the Company. From November 1999 until this appointment, Mr. Weinstein served as Senior Vice President and Chief Financial Officer of Wilshire Credit Corporation, one of the Company's subsidiaries. From March 1997 to November 1999, Mr. Weinstein was Vice President, Finance of the Company. From 1983 to March 1997, Mr. Weinstein held various financial positions in Vancouver Furniture Company.

    MARK H. PETERMAN has been the Company's Executive Vice President, Legal Counsel and Secretary since November 1999. Mr. Peterman served as Senior Vice President and Legal Counsel from July 1998 through November 1999. Mr. Peterman was a partner in the law firm of Stoel Rives LLP between 1975 and July 1998.

    RUSSELL T. CAMPBELL has been Senior Vice President, Portfolio Management since November 1999. Mr. Campbell held several management positions at the Company from 1997 to November 1999. Prior to joining the Company, Mr. Campbell was Chief Financial Officer for Oregon Business Media from 1992 to 1997. From 1987 to 1992, Mr. Campbell worked for a real estate development company in Baltimore, Maryland.

    JENNIFER G. COOPERMAN has been Senior Vice President, Corporate Finance since November 1999. Previously, Ms. Cooperman was Deputy Superintendent and Chief Operating Officer of the New York State Insurance Department from
June 1997 until July 1999. From May 1996 to June 1997, Ms. Cooperman was the Director of Policy of the New York State Banking Department. From June 1993 to January 1995, Ms. Cooperman was Vice President, Mortgage Finance of Goldman Sachs & Co., a leading global investment banking and securities firm.

    GEOFFREY B. DAVIS has been Senior Vice President, Administration since November 1999. From October 1997 to November 1999, Mr. Davis was Chief Information Officer of the Company. From 1970 to 1997, Mr. Davis held various senior management positions in information systems with Bank of America in Venezuela, Panama, Spain, Canada, Mexico and Brazil.

    BRADLEY B. NEWMAN has been Senior Vice President, Capital Markets since November 1999. Previously Mr. Newman was Vice President, Capital Markets/Securitization for the Company from August 1998 to November 1999. From September 1995 to August 1998, Mr. Newman was Chief Operating Officer of J.G. Newman Co., an insurance underwriter. From June 1986 to September 1995,
Mr. Newman held various positions with Citicorp Securities, Inc. including Vice President, Mortgage Finance & Trading, MBS Product Manager for Europe and the Middle East, and President of Housing Securities, Inc., a Citicorp subsidiary.

                             EXECUTIVE COMPENSATION

EXECUTIVE COMPENSATION

    The following table sets forth the total compensation paid or accrued by the Company for services rendered during the year ended December 31, 1999 to
(i) the two persons who served as Chief Executive Officer of the Company during the year and (ii) each of the four other most highly compensated executive officers of the Company who were serving as executive officers at December 31, 1999 (collectively, the "named executive officers").

                                                                                                         LONG-TERM
                                                                 ANNUAL COMPENSATION                   COMPENSATION
                                                    ---------------------------------------------  ---------------------
                                                                                        OTHER
                                                                                        ANNUAL     SECURITIES UNDERLYING
NAME AND PRINCIPAL POSITION                         YEAR    SALARY($)     BONUS($)     COMP($)        OPTIONS/SARS(#)
---------------------------                         ----  -------------  ----------  ------------  ---------------------
Stephen P. Glennon ...............................  1999       89,349(1)        --           --                --
  Chief Executive Officer
Andrew A. Wiederhorn .............................  1999      163,781(2)        --      115,772                --
  Chairman, Chief Executive Officer, Secretary and  1998      292,184    1,546,027           --                --
  Treasurer                                         1997      300,000           --           --                --
Mark H. Peterman .................................  1999      253,242      250,000           --                --
  Executive Vice President, Legal                   1998       98,495(3)   125,000           --                --
  Counsel and Secretary
Jay H. Memmott ...................................  1999      139,450       50,000           --                --
  President, Wilshire                               1998      115,537       10,000           --                --
  Credit Corporation                                1997       48,896(4)    25,000           --                --
Bruce A. Weinstein ...............................  1999      130,109       50,000           --                --
  Chief Financial Officer                           1998       69,423       20,000           --                --
                                                    1997       51,020       20,000           --                --
Richard S. Cupp ..................................  1999       31,250(5)    40,000           --           200,000
  Chief Executive Officer &
  President, First Bank of Beverly
  Hills, FSB

------------------------

(1) Mr. Glennon was hired in September 1999.

(2) Mr. Wiederhorn's employment was terminated for cause in September 1999. $139,930 of his salary for 1999 was paid to him in consideration of his employment from January 1, 1999 through the effectiveness of the Company's reorganization on June 10, 1999.

(3) Mr. Peterman was hired in July 1998.

(4) Mr. Memmott was hired in August 1997.

(5) Mr. Cupp was hired in November 1999.

OPTIONS/SARS GRANTS IN LAST FISCAL YEAR

    The following table provides information concerning stock options granted by the Company during the year ended December 31, 1999 to each of the named executive officers.

                                                                                               POTENTIAL REALIZABLE
                                                                                                     VALUE AT
                                                                                                  ASSUMED ANNUAL
                                                                                                     RATES OF
                               NUMBER OF          % OF TOTAL                                        STOCK PRICE
                               SECURITIES    OPTIONS/SARS GRANTED                                APPRECIATION FOR
                               UNDERLYING    TO EMPLOYEES IN YEAR   EXERCISE OR                   OPTION TERM(1)
                              OPTIONS/SARS    ENDED DECEMBER 31,    BASE PRICE    EXPIRATION   ---------------------
NAME                           GRANTED(#)            1999             ($/SH)         DATE         5%          10%
----                          ------------   --------------------   -----------   ----------   ---------   ---------
Richard S. Cupp.............     200,000             100               $1.00         2009      $125,779    $318,748

------------------------

(1) These amounts represent hypothetical gains that could be achieved for the options if they are exercised at the end of their terms. The assumed 5% and 10% rates of stock price appreciation are mandated by rules of the Securities and Exchange Commission. They do not represent the Company's estimate or projection of future prices of the Company's common stock.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
  OPTION/SAR VALUES

    The following table lists the aggregate number of unexercised options and the value of unexercised in-the-money options at December 31, 1999. The Company has no outstanding SARs.

                                                                   NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                                                      OPTIONS/SARS AT            IN-THE-MONEY OPTIONS/
                                                                         FY-END(#)                 SARS AT FY-END(#)
                                SHARES ACQUIRED      VALUE      ---------------------------   ---------------------------
NAME                            ON EXERCISE(#)    REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                            ---------------   -----------   -----------   -------------   -----------   -------------
Richard S. Cupp...............         --              --            0           200,000           0              0

LONG TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR

    No long term incentive plan awards were made during the 1999 fiscal year to any of the named executive officers.

EMPLOYMENT ARRANGEMENTS

    On September 3, 1999, the Company hired Stephen P. Glennon as the Chief Executive Officer. Until April 1, 2000, Mr. Glennon's salary was $25,000 per month, and, in January 2000, Mr. Glennon was granted an option to acquire 400,000 shares of common stock at an exercise price of $1.0625 per share. One-third of the options vested on the date of grant, one-third of the options will vest on June 30, 2001 and one-third will vest on June 30, 2002. Commencing April 1, 2000, Mr. Glennon receives a salary of $1 per year for 23 months, and is reimbursed for certain rental and car expenses. In consideration of this arrangement and as a further incentive to improve the Company's performance, Mr. Glennon was granted an additional option to acquire 575,000 shares of common stock (subject to stockholder approval of the requisite amendment to the award limit under the Company's 1999 Equity Participation Plan) at an exercise price of $1.1875 per share. 25,000 of the options vest each month of employment (from and after April 1, 2000) completed by Mr. Glennon. The options have acceleration provisions (subject to OTS approval, if required) whereby, in the event of a change in control of the Company, the options vest automatically and immediately become exercisable.

    On November 15, 1999, the Company's wholly-owned subsidiary, First Bank of Beverly Hills, F.S.B. hired Richard S. Cupp as Chief Executive Officer and President for a two-year term. A signing bonus of

$40,000 was paid to Mr. Cupp on January 3, 2000. Mr. Cupp's annual salary is $250,000 and Mr. Cupp was granted 200,000 stock options at a price of $1.00 per share. One-third of the options vested on January 1, 2000, one third of the options will vest on June 30, 2001, and one-third will vest on June 30, 2002. The options have acceleration provisions (subject to OTS approval) whereby, in the event of a change in control of the Company, the options would vest automatically and immediately become exercisable.

    On September 2, 1999, the employment of Andrew A. Wiederhorn, the Company's former Chief Executive Officer, was terminated for cause. His termination is currently the subject of litigation. Mr. Wiederhorn's employment was pursuant to an employment agreement entered into in connection with the Company's restructuring providing for an annual base salary of $33,333, an annual minimum bonus of $150,000, a capital bonus based on equity capital obtained for the Company, an earnings bonus equal to 3% of after-tax earnings of the Company, a discretionary bonus to be determined by the Board of Directors and the payment of certain personal obligations of Mr. Wiederhorn. As a result of his termination, Mr. Wiederhorn is not entitled to any of the aforementioned payments or benefits. His agreement also provides the Company will indemnify
Mr. Weiderhorn to the fullest extent permitted by law, in connection with any claim against Mr. Wiederhorn as a result of his serving as an officer or director of the Company or in any capacity at the request of the Company in or with regard to any other entity, employee benefit plan or enterprise.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Edmund M. Kaufman, a director and member of the Company's Compensation Committee, is a partner with the law firm of Irell & Manella LLP, one of the Company's counsel.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The following report of the Compensation Committee and the performance graph included in this proxy statement shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    The Compensation Committee of the Board of Directors of the Company (the "Committee") is made up exclusively of non-employee directors. New members of the Committee were appointed on July 22, 1999. The Committee administers the executive compensation programs of the Company. All actions of the Committee pertaining to executive compensation are submitted to the Board of Directors for approval.

    The Company's executive compensation program is designed to attract, retain, and motivate high caliber executives and to focus the interests of the executives on objectives that enhance stockholder value. These goals are attained by emphasizing "pay for performance" by having a portion of the executive's compensation dependent upon business results and by providing equity interests in the Company. The principal elements of the Company's executive compensation program are base salary and stock options. In addition, the Company anticipates that it will recognize individual contributions as well as overall business results, using a discretionary bonus program. The Company has engaged an executive compensation consulting firm to assist it in designing an overall executive compensation and incentive bonus plan.

    BASE SALARY

    Base salaries for the Company's executives are intended to reflect the scope of each executive's responsibilities, the success of the Company, and contributions of each executive to that success. Executive salaries are adjusted gradually over time and only as necessary to meet this objective. Increases in base salary may be moderated by other considerations, such as geographic or market data, industry trends or internal fairness within the Company.

    BONUSES

    Annual discretionary and contractual bonuses were paid by the Company and First Bank of Beverly Hills in 1999. The amount of the annual discretionary bonuses paid to executives by the Company was in most cases established by retention letters that had been provided to the executives in May 1999 by prior management. Annual bonuses paid to other employees were based on salary levels for the employees.

    INCENTIVE STOCK OPTION PLAN

    At its annual shareholder meeting on December 2, 1999, the Company adopted a new Equity Participation Plan (the "Equity Participation Plan"). The purpose of the Equity Participation Plan is to enable the Company to attract, retain and motivate key employees, directors and, on occasion, consultants, by providing them with equity participation in the Company. Accordingly, the Equity Participation Plan permits the Company to grant incentive stock options ("ISOs"), non-statutory stock options ("NSOs"), restricted stock and stock appreciation rights (collectively "Awards") to employees, directors and consultants of the Company and subsidiaries of the Company. The Board of Directors has delegated administration of the Equity Participation Plan to the Committee.

    Under the Equity Participation Plan, the Committee may grant ISOs and NSOs. The option exercise price of both ISOs and NSOs may not be less than the fair market value of the shares covered by the option on the date the option is granted. The Committee also may grant Awards of restricted shares of common stock. Each restricted stock Award will specify the number of shares of common stock to be issued to the recipient, the date of issuance, any consideration for such shares and the restrictions imposed on the shares (including the conditions of release or lapse of such restrictions). The Committee also may grant Awards of stock appreciation rights. A stock appreciation right entitles the holder to receive from the Company, in cash or common stock, at the time of exercise, the excess of the fair market value at the date of exercise of a share of common stock over a specified price fixed by the Committee in the Award, multiplied by the number of shares as to which the right is being exercised. The specified price fixed by the Committee will not be less than the fair market value of shares of common stock at the date the stock appreciation right is granted.

    In 1999, the Committee granted options to acquire 200,000 shares to Mr. Cupp. In January 2000, the Committee granted options to acquire 400,000 shares to Mr. Glennon, and options to acquire 100,000 shares to each of Messrs. Peterman, Memmott and Weinstein. At that time, the Committee also granted options to acquire 725,000 shares to other employees of the Company and its subsidiary, First Bank of Beverly Hills. In February 2000, subject to stockholder approval of proposal 2 in this proxy statement, the Committee granted options to acquire 575,000 shares to Mr. Glennon in consideration of his agreement to a salary of $1 per year commencing April 1, 2000. Our executive officers have collectively been granted options to acquire 1,775,000 shares, and our non-employee directors have collectively been granted options to acquire 240,000 shares.

                                          COMPENSATION COMMITTEE
                                          Daniel A. Markee
                                          Robert M. Deutschman
                                          Elizabeth F. Aaroe
                                          Edmund M. Kaufman

PERFORMANCE GRAPH

    The following Performance Graph covers the period beginning July 7, 1999 when the Company's new common stock was first traded, through December 31, 1999. The graph compares the performance of the Company's common stock to the S&P 500 and a Financial Services Index ("FSI").

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Company FSI(3) S&P 500
7-Jul-99 100 100 100
31-Dec-99 39.29 70.29 105.26

                         1999 MEASUREMENT PERIOD(1)(2)

                                                       JULY 7,        DECEMBER 31,
                                                         1999             1999
                                                       --------       ------------
Company..............................................  $100.00           $ 39.29
FSI(3)...............................................  $100.00           $ 70.29
S&P 500..............................................  $100.00           $105.26

------------------------

(1) Assumes all distributions to stockholders are reinvested on the payment dates.

(2) Assumes $100 invested on July 7, 1999 in the Company's common stock, the S&P 500 Index and the FSI.

(3) The companies included in the FSI through December 31, 1999 are Advanta Corporation, Amresco Inc., Countrywide Credit Industries Inc., Imperial Thrift and Loan Capital and Ocwen Financial Corporation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Exchange Act of 1934 requires the Company's directors and executive officers and the beneficial owners of more than ten percent of the common stock of the Company to file with the Securities and Exchange Commission reports of initial ownership and reports of changes in ownership of common stock and other equity securities of the Company. Because of the complexity of the reporting rules, the Company has assumed responsibility for preparing and filing all reports required to be filed under Section 16(a) by the directors and executive officers. To the knowledge of the Company, no director, officer or beneficial owner of more than ten percent of the common stock of the Company has failed to timely furnish reports required of such person by Section 16(a) on Forms 3, 4 and 5.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The shares of common stock constitute the only outstanding class of voting securities of the Company. As of May 15, 2000, there were 20,029,349 shares of common stock outstanding and entitled to vote and 1,389 stockholders of record.

    The following table shows, as of May 15, 2000, the beneficial ownership of common stock with respect to (i) each person who was known by the Company to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director, (iii) each named executive officer, and (iv) all directors and executive officers as a group.

                                                              AMOUNT AND NATURE OF
                                                                   BENEFICIAL           PERCENT OF
NAME, TITLE AND ADDRESS OF BENEFICIAL OWNER                       OWNERSHIP(1)            CLASS
-------------------------------------------                   --------------------      ----------
American Express Financial Advisors ........................       4,169,000               20.8%
  IDS Tower 10, T30/216
  Minneapolis, MN 55440
Wilshire Real Estate Investment Inc. .......................       2,874,791               14.4%
  1301 S.W. 17th Street
  Portland, OR 97201
Capital Research and Management--Income Fund ...............       2,150,517               10.7%
  333 South Hope Street, 55th Floor
  Los Angeles, CA 90071
Capital Research and Management--Bond Fund .................       1,601,967                8.0%
  333 South Hope Street, 55th Floor
  Los Angeles, CA 90071
Lutheran Brotherhood Research Corp.  .......................       1,457,358                7.3%
  625 4th Avenue South
  Minneapolis, MN 55415
Howard Amster ..............................................       1,330,000                6.6%
  23811 Chagrin Blvd. #200
  Beachwood, OH 44122
Elizabeth F. Aaroe(2).......................................          20,000(3)               *
  Director
Richard S. Cupp(2)..........................................          66,667(4)               *
  Chief Executive Officer and President of First Bank of
  Beverly Hills, FSB
Robert M. Deutschman(2).....................................          65,000(3)               *
  Director
Larry B. Faigin(2)..........................................          60,000(3)               *
  Chairman of the Board
Peter S. Fishman(2).........................................              --                 --
  Director
Stephen P. Glennon(2).......................................         208,333(5)             1.0
  Chief Executive Officer, Director
Edmund M. Kaufman(2)........................................          45,000                  *
  Director
Daniel A. Markee(2).........................................          10,000(3)               *
  Director
Jay H. Memmott(2)...........................................          33,333(6)               *
  President of Wilshire Credit Corporation
Mark H. Peterman(2).........................................          33,333(6)               *
  Executive Vice President, Legal Counsel and Secretary
Bruce A. Weinstein(2).......................................          33,370(6)               *
  Chief Financial Officer
All directors and executive officers as a group (15                  675,035                3.3%
  persons)(7)...............................................

------------------------------

(1) Amounts include stock options vesting within 60 days of May 15, 2000.

(2) The address for this stockholder is c/o Wilshire Financial Services Group Inc., 1776 S.W. Madison Street, Portland, OR 97205.

(3) Includes 10,000 options vesting within 60 days of May 15, 2000.

(4) Includes 66,667 shares of common stock which may be acquired upon the exercise of options.

(5) Includes 208,333 shares of common stock which may be acquired upon the exercise of options vesting within 60 days of May 15, 2000.

(6) Includes 33,333 options vesting within 60 days of May 15, 2000.

(7) Includes 514,998 shares of common stock which may be acquired upon the exercise of options vesting within 60 days of May 15, 2000.

* Less than 1%.

                                  AMENDMENT OF
                  THE COMPANY'S 1999 EQUITY PARTICIPATION PLAN

                             (ITEM NO. 2 ON PROXY CARD)

    The Company asks stockholder approval to amend the 1999 Equity Participation Plan to (i) increase the number of shares reserved for issuance under the plan by 1,200,000 shares of common stock to an aggregate of 4,000,000 shares and
(ii) allow any participant in the plan to receive grants of options or other awards with respect to up to 1,000,000 shares of common stock per year.

    The purpose of the 1999 Equity Participation Plan is to strengthen the Company (including its subsidiaries) by providing an additional means of attracting and retaining competent managerial personnel and by providing to participants an added incentive for high levels of performance and for unusual efforts to increase the earnings and performance of the Company and to allow those individuals an opportunity to participate in the ownership of the Company and thereby have an interest in the success and increased value of the Company.

    The Board of Directors believes the remaining shares under the 1999 Equity Participation Plan, and the current limitation on the number of stock options that may be granted to a participant in a given calendar year, are insufficient to accomplish these purposes. In early 2000, the executive compensation consulting firm retained by the Board of Directors reported that the 2,800,000 shares we have reserved for issuance under the 1999 Equity Participation Plan (or approximately 14% of our outstanding common stock, pre-dilution) is significantly less than the 18% median of our peer group of companies. The Board believes that we need to increase the number of shares available under the 1999 Equity Participation Plan in order to better attract new competent personnel and motivate our current group of employees. After giving effect to the proposed increase in the number of shares reserved for issuance under the 1999 Equity Participation Plan, and without consideration of the recent option granted to Mr. Glennon (and subject to stockholder approval of this proposal), we will have 3,425,000 shares granted and available for grant under the plan, or approximately 17.4% of our outstanding common stock.

    In order to improve the Company's cash flow, and to provide a further incentive to improve the Company's performance, Mr. Glennon has agreed to forego substantially all of his compensation for the 23 months following April 1, 2000 in exchange for an option to acquire 575,000 shares of common stock. The Board believes this arrangement, and the required amendment to the award limit provided in the 1999 Equity Participation Plan, is in the best interest of the Company and its stockholders. The Board further believes it is appropriate to make the proposed increase in the number of shares with respect to which options may be granted to a participant retroactive to February 29, 2000, thereby making effective the option granted to Mr. Glennon.

                      SUMMARY OF THE STOCK INCENTIVE PLAN,
                   AS AMENDED BY THE AMENDMENT TO BE APPROVED

    The principal features of the 1999 Equity Participation Plan are summarized below. This summary, however, is not intended to be a complete discussion of all of the terms of the 1999 Equity Participation Plan and is subject to and qualified in its entirety by the full text of the 1999 Equity Participation Plan, a copy of which may be obtained by sending a written request to the Company's Secretary at the address listed at the top of the cover page of this proxy statement.

ADMINISTRATION OF THE 1999 EQUITY PARTICIPATION PLAN

    The 1999 Equity Participation Plan is administered by the Board, the Compensation Committee or by any other committee designated and selected by the Board (the "Committee") consisting of at least two (2) non-employee directors of the Company. The Board will administer any options granted to non-employee directors. Regardless of whether a Committee is selected, the Board of Directors may act as the Committee and any action taken by the Board as such will be deemed to be action taken by the Committee. The Board of Directors will have the right, in its sole and absolute discretion, to remove or replace any person from or on the Committee at any time for any reason whatsoever. In the event of any conflict between any action taken by the Board and the Committee, the action taken by the Board will be controlling and the action taken by the Committee will be disregarded. The terms of the 1999 Equity Participation Plan do not require the Committee to be composed solely of "outside directors" within the meaning of
Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

    Any action of the Committee with respect to the administration of the 1999 Equity Participation Plan will be taken pursuant to a majority vote, or pursuant to the unanimous written consent, of its members. Any such action taken by the Committee in the administration of the 1999 Equity Participation Plan will be valid and binding, so long as the same is in conformity with the terms and conditions therein. Subject to compliance with each of the terms, conditions and restrictions set forth in the 1999 Equity Participation Plan, the Committee will have the exclusive right, in its sole and absolute discretion, to establish the terms and conditions of any stock options and stock awards (other than those granted to non-employee directors) granted under the plan. The Committee, in its sole and absolute discretion, may grant stock awards or stock options to plan participants.

SHARES SUBJECT TO THE 1999 EQUITY PARTICIPATION PLAN

    4,000,000 shares of common stock of the Company are authorized for issuance to plan participants under the 1999 Equity Participation Plan. 500,000 shares of the common stock of the Company authorized for issuance under the 1999 Equity Participation Plan may be issued in the form of Restricted Stock Awards or Performance Awards. As of the record date, an aggregate of options to acquire 2,470,000 shares of common stock are outstanding under the 1999 Equity Participation Plan (of which 575,000 are subject to stockholder approval of proposal 2), and 225,000 of which are exercisable. If any stock option or stock award is canceled, surrendered or expires for any reason without having been exercised or received in full, the unpurchased shares represented thereby will be again available for grants under the 1999 Equity Participation Plan. Shares that are not issued before the expiration or termination of a stock option or stock award will thereafter be available for future stock options and stock awards under the 1999 Equity Participation Plan. The aggregate number of shares available under the 1999 Equity Participation Plan and the number of shares subject to outstanding stock options and stock awards will be increased or decreased to reflect any changes in the outstanding common stock of the Company by reason of any reorganization, merger, recapitalization, reclassification, stock split, stock dividend, stock consolidation, or other similar transaction without consideration to the Company.

TYPE OF OPTIONS

    Two types of options may be granted under the 1999 Equity Participation
Plan: options intended to qualify as incentive stock options under Section 422 of the Code ("ISOs"), and options not so qualified for favorable federal income tax treatment ("NSOs"). Each option granted will be subject to a stock option agreement between the participant and the Company. Stock option agreements will contain such terms and provisions as the Committee may determine in its discretion, and need not be uniform.

ELIGIBILITY AND PARTICIPATION

    All directors and full-time key employees with the Company or any subsidiary are eligible for selection to participate in the 1999 Equity Participation Plan, subject to two restrictions: (1) no ISO may be granted to any person who, at the time of grant, is not a regular employee of the Company, and (2) no participant may receive grants of options or other awards with respect to more than 1,000,000 shares of common stock (subject to adjustment in the event of a reorganization, merger, recapitalization, reclassification, stock dividend, stock split, stock consolidation, or other similar transaction without consideration to the Company) during any fiscal year of the Company or portion thereof. If an option is canceled, the canceled option continues to be counted against the maximum number of shares for which options may be granted to a participant during a fiscal year of the Company or portion thereof. Subject to such limitations, an individual who has been granted an option may, if such individual is otherwise eligible, be granted additional options as the Committee may determine.

OPTION PRICE; EXERCISABILITY OF OPTIONS

    The purchase price for shares of common stock covered by each option will be determined by the Committee, but will not be less than one hundred percent (100%) of the fair market value of such shares on the date of grant, or, if an ISO is granted to a stockholder owning 10% or more of the total combined voting power of the Company (measured by ownership of all classes of capital stock), not less than 110% of the fair market value of such shares on the date of grant. However, the aggregate fair market value of shares of common stock (determined at the date of grant) for which ISOs (whenever granted) are exercisable for the first time by a participant during any calendar year must not exceed $100,000. Any stock options granted in excess of this limitation shall be NSOs. The purchase price of shares on the exercise of an option must be paid in full at the time of exercise in cash or by check payable to the order of the Company, or, subject to the prior written approval of the Committee, by the delivery of shares of common stock already owned by the participant (as described in the following paragraph) or by the participant's execution and delivery of a secured promissory note. Each option will be exercisable according to the rate determined by the Board or the Committee, except that options granted to non-employee directors will be exercisable at a rate of 33% per year over a three year period.

    Subject to the prior approval of the Committee, an optionee may exercise an option by surrendering a portion of the option being exercised and apply the appreciated value of the shares subject to the surrendered portion of the option to the payment of the exercise price. The appreciated value is the excess of the fair market value of the surrendered shares at the time of exercise over the exercise price of the shares. The Board of Directors believes that this additional method of exercise will encourage optionees to retain the shares of common stock upon exercise of the option which would continue to provide the optionee with an interest in the success of the Company.

RESTRICTED STOCK AWARDS

    Subject to the express provisions and limitations of the 1999 Equity Participation Plan, the Committee, in its sole and absolute discretion, may grant restricted stock awards to key employees for a number of shares of common stock on the terms and conditions and to such employees as it deems advisable and specifies in the respective grants. Subject to the limitations and restrictions set forth in the 1999 Equity Participation Plan, an employee who has been granted a stock option or restricted stock award may, if otherwise eligible, be granted additional stock options or stock awards if the Committee so determines. The Committee, in its sole and absolute discretion, may impose restrictions in connection with any restricted stock award, including without limitation (i) imposing a restricted period during which all or a portion of the common stock subject to the restricted stock award may not be sold, assigned, transferred, pledged or otherwise encumbered (the "Restricted Period"), and
(ii) providing for a vesting schedule with respect to such common stock such that if a grantee ceases to be an employee during the Restricted Period, some or all of the shares of common stock subject to the restricted stock award will be immediately forfeited and returned to the Company upon repayment by the Company of the grantee's purchase price, if any. The Committee may, at any time, reduce or terminate the Restricted Period. Each certificate issued in respect of shares of common stock pursuant to a restricted stock award which is subject to restrictions will be registered in the name of the grantee, will be deposited by the grantee with the Company and will bear an appropriate legend summarizing the restrictions imposed with respect to such shares of common stock.

    Subject to the terms of any agreement governing a stock award, the grantee of a restricted stock award will have all the rights of a stockholder with respect to the common stock issued pursuant to a stock award, including the right to vote such shares; provided, however, that any extraordinary distributions with respect the common stock may be subject to restrictions imposed in the discretion of the Committee.

PERFORMANCE AWARDS AND STOCK PAYMENTS

    The Committee is authorized to issue performance awards and/or stock payments to key employees of the Company or a subsidiary. A performance award shall be in the form of a common stock payment or a combination of common stock and cash. The value of any performance awards and the number of shares made in any stock payments shall be as determined by the Committee. The Committee shall also determine the performance criteria entitling key employees to any performance award or stock payment, as well as the term and exercise price thereof. Subject to limited exceptions in the discretion of the Committee, performance awards and stock payments may be exercised only during the grantee's employment.

DURATION OF STOCK OPTIONS AND RESTRICTED STOCK AWARDS

    Unless previously terminated by the Board of Directors, the 1999 Equity Participation Plan terminates on December 2, 2009. Each stock option and stock award will expire on the date specified by the Committee, but all stock options and stock awards will otherwise expire within ten (10) years of the date of grant. ISOs granted to stockholders owning 10% or more of the total combined voting power of the Company (measured by ownership of all classes of capital stock) will expire within five (5) years from the date of grant.

CHANGE IN CONTROL PROVISIONS

    The Committee is authorized (subject to any required approval by OTS) to accelerate the vesting of any award authorized under the 1999 Equity Participation Plan in the event that the Company were to experience a "Change in Control" or otherwise. Notwithstanding that discretion, awards granted to employees shall vest and become exercisable immediately prior to a "Change in Control" (as defined in clause (c) in the definition, below) that will be accounted for as a "pooling of interests". Moreover, options granted to non-employee directors shall vest and become exercisable immediately prior to any Change in Control. A "Change in Control" is defined to mean a change in ownership or control of the Company effected through any of the following means:

    - the acquisition by any person or group of more than 90% of the voting power of the Company's outstanding securities through a tender or exchange offer not recommended by the Board;

    - a substantial change in the composition of the Board by way of proxy contests pursuant to which a majority of the continuing Board is replaced;

    - the stockholders of the Company approve a merger or consolidation with another entity pursuant to which the voting securities of the Company are converted into fewer than 66 2/3% of the voting power of the surviving entity; or

    - the stockholders of the Company approve a plan of liquidation or an agreement to sell or dispose of all or substantially all of the Company's assets.

TERMINATION OF EMPLOYMENT; DEATH OR DISABILITY

    Subject to limited exceptions in the discretion of the Committee, if a participant ceases to be an employee or director for any reason other than simultaneous reemployment by the Company, the participant's unvested stock options will expire on the date which (unless otherwise determined by the Committee in an individual option agreement) the participant's eligibility is terminated. After a participant's death, any stock options which remained exercisable on the date of death may be exercised by the person or persons to whom the participant's rights pass by will or the laws of descent and distribution. In no event may the option be exercised after the end of the original option term.

RIGHTS AS A STOCKHOLDER; ASSIGNABILITY

    No grantee will be entitled to the privileges of stock ownership as to any shares of common stock not actually issued and delivered.

    Options granted under the 1999 Equity Participation Plan are not transferable by the optionee other than by will or the laws of descent and distribution, and will be exercisable during the optionee's lifetime only by such optionee or his guardian or legal representative. Under the current terms of the 1999 Equity Participation Plan, in the event of termination of employment as a result of the optionee's death during the exercise period, the option will, to the extent exercisable, remain exercisable (but not beyond the end of the original option term) by the person or persons to whom rights under the option have passed by will or the laws of descent and distribution.

AMENDMENT AND TERMINATION OF THE 1999 EQUITY PARTICIPATION PLAN

    The Board reserves the right (for itself and for the Committee) to suspend, amend, or terminate the 1999 Equity Participation Plan, and, with the consent of a grantee, make such modifications of the terms and conditions of his or her stock option or stock award, as it deems advisable, except that the Board and the Committee may not, without further approval of the Company's common stockholders, increase the maximum number of shares covered by the 1999 Equity Participation Plan or make any other change for which stockholder approval is required pursuant to Section 162(m) of the Code. The Board has amended the plan to preclude the "repricing" of any issued stock option.

MISCELLANEOUS PROVISIONS

    No shares of common stock will be issued by the Company pursuant to a restricted stock award or upon exercise of any stock option, and a grantee will have no rights or claim to such shares, unless and until: (a) with respect to a stock option, payment in full for the stock option has been received by the Company; (b) all applicable registration requirements of the Securities Act, all applicable listing requirements of securities exchanges or associations on which the common stock is then listed or traded, and all other requirements of law or any regulatory body have been fully complied with; and (c) any applicable income tax withholding requirements have been complied with.

    Shares of the Company's common stock to be issued pursuant to a restricted stock award or upon exercise of stock options need not be registered with the SEC. However, the Company intends to register the common stock reserved for issuance under the 1999 Equity Participation Plan with the SEC prior to issuing any of its common stock upon exercise or grant thereof.

FEDERAL INCOME TAX CONSEQUENCES

    The following discussion of federal income tax consequences does not purport to be a complete analysis of all of the potential tax effects of the 1999 Equity Participation Plan. It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change. The recently enacted Taxpayer Relief Act of 1997 has changed various tax rules, including the rules governing the taxation of capital gains, and there is some uncertainty regarding the impact of the Taxpayer Relief Act of 1997 on the 1999 Equity Participation Plan. No information is provided with respect to persons who are not citizens or residents of the United States, or as to foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participant may be affected by matters not discussed herein. ACCORDINGLY, EACH PARTICIPANT IS URGED TO CONSULT HIS TAX ADVISOR CONCERNING THE TAX CONSEQUENCES TO HIM OF THE STOCK INCENTIVE PLAN,

INCLUDING THE EFFECTS OF STATE, LOCAL, FOREIGN AND OTHER TAX LAWS AND OF CHANGES IN THE TAX LAWS.

    The 1999 Equity Participation Plan is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and is not qualified under Section 401(a) of the Code.

NON-QUALIFIED STOCK OPTIONS

    Under current federal income tax law, the grant of an NSO has no tax effect on the Company or the optionee to whom it is granted. If the shares of common stock received on the exercise of an NSO are not subject to restrictions on transfer or risk of forfeiture, the exercise of the NSO will result in ordinary income to the optionee equal to the excess of the fair market value of the shares at the time of exercise over the option price. The optionee's tax basis in the shares will be equal to the aggregate exercise price paid by the optionee plus the amount of taxable income recognized upon the exercise of the option. Upon any subsequent disposition of the shares, any gain or loss recognized by the optionee will be treated as capital gain or loss and will be long-term capital gain or loss if the shares are held for the applicable period after exercise. At the time of recognition of ordinary income by the optionee upon exercise, the Company will normally be allowed to take a deduction for federal income tax purposes in an amount equal to such recognized income.

INCENTIVE STOCK OPTIONS

    The federal income tax consequences associated with ISOs are generally more favorable to the optionee and less favorable to the Company than those associated with NSOs. Under current federal income tax law, the grant of an ISO does not result in income to the optionee or in a deduction for the Company at the time of the grant. Generally, the exercise of an ISO will not result in income for the optionee if the optionee does not dispose of the shares within two years after the date of grant or within one year after the date of exercise. If these requirements are met, the basis of the shares of common stock upon a later disposition will be the option price, any gain or loss on the later disposition will be taxed to the optionee as capital gain or loss (which will be long-term capital gain or loss if the shares are held for the applicable period after exercise), and the Company will not be entitled to a deduction. The excess of the market value on the exercise date over the option price is an adjustment to regular taxable income in determining alternative minimum taxable income, which could cause the optionee to be subject to the alternative minimum tax. Under the Taxpayer Relief Act of 1997, the alternative minimum tax rate may be higher than the rate on long-term capital gains. If the optionee disposes of the shares before the expiration of either of the holding periods described above (a "Disqualifying Disposition"), the optionee will have compensation taxable as ordinary income, and the Company will normally be entitled to a deduction, equal to the lesser of (a) the fair market value of the shares on the exercise date minus the option price, or (b) the amount realized on the disposition minus the option price. If the price realized in any such Disqualifying Disposition of the shares exceeds the fair market value of the shares on the exercise date, the excess will be treated as long-term or short-term capital gain, depending on the optionee's holding period for the shares. The Company is not entitled to any deduction corresponding to any capital gains realized by a participant.

RESTRICTED STOCK AWARDS, STOCK PAYMENTS, PERFORMANCE AWARDS

    If the Company makes an award of common stock to a participant, and the shares are not subject to forfeiture restrictions, the participant will recognize taxable income in an amount equal to the fair market value of the common stock at the time of the award, and the Company will be entitled to a deduction in the same amount. A participant will normally not recognize taxable income upon an award of shares that are subject to forfeiture restrictions ("Restricted Shares"), and the Company will not be entitled to a deduction until the lapse of the applicable restrictions. Upon the lapse of the restrictions, the participant will recognize ordinary taxable income in an amount equal to the fair market value, at the time of such lapse, of the common stock as to which the restrictions have lapsed, and the Company will be entitled to a deduction in the same amount. However, a participant may elect under Section 83(b) of the Code to recognize taxable ordinary income in the year the Restricted Shares are awarded in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. In such event, the Company will then be entitled to a deduction in the same amount. Any gain or loss subsequently recognized by the participant will be a capital gain or loss. If, after making a Section 83(b) election, any Restricted Shares are forfeited, or if the fair market value at vesting or upon sale is lower than the amount on which the participant was taxed, the participant cannot then claim a tax deduction for the loss. To the extent any performance awards are paid in cash, the participant will recognize ordinary taxable income.

$1,000,000 LIMIT ON DEDUCTIBLE COMPENSATION

    Section 162(m) of the Code provides that any publicly-traded corporation will be denied a deduction for compensation paid to certain executive officers to the extent that the compensation exceeds $1,000,000 per officer per year. However, the deduction limit does not apply to "performance-based compensation," as defined in Section 162(m). Compensation is performance-based compensation if
(i) the compensation is payable on account of the attainment of one or more performance goals; (ii) the performance goals are established by a compensation committee of the board of directors consisting of "outside directors";
(iii) the material terms of the compensation and the performance goals are disclosed and approved by the stockholders in a separate vote; and (iv) the compensation committee certifies that the performance goals have been satisfied. The Company believes that the stock options granted under the 1999 Equity Participation Plan will satisfy the requirements to be treated as performance-based compensation, and accordingly will not be subject to the deduction limit of Section 162(m) of the Code.

EXCESS PARACHUTE PAYMENTS

    Under Section 4999 of the Code, certain officers, stockholders, and highly-compensated individuals ("Disqualified Individuals") will be subject to an excise tax (in addition to federal income taxes) of 20% of the amount of certain "excess parachute payments" which they receive as a result of a change in control of the Company. Furthermore, Section 280G of the Code prevents the Company from taking a deduction for any "excess parachute payments." The cash out or acceleration of the vesting of stock options upon a change in control or certain other terminating events may cause the holders of such stock options who are Disqualified Individuals to recognize certain amounts as "excess parachute payments" on which they must pay the 20% excise tax and for which the Company will be denied a tax deduction.

SPECIAL RULES; WITHHOLDING OF TAXES

    Special tax rules may apply to a participant who is subject to Section 16 of the Exchange Act as an officer, director or stockholder of the Company. Other special tax rules will apply if a participant exercises a stock option by delivering shares of common stock which he or she already owns or through a "cashless exercise."

    The Company may take whatever steps the Committee deems appropriate to comply with any applicable withholding tax obligation, including requiring any participant to pay the amount of any applicable withholding tax to the Company in cash. The Committee may, in its discretion, authorize "cashless withholding."

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                            A VOTE "FOR" ITEM NO. 2
                THE AMENDMENT OF THE 1999 EQUITY INCENTIVE PLAN.

                           INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of Arthur Anderson LLP ("AA") has audited the financial statements of the Company for the year ended December 31, 1999 and is expected to audit the financial statements of the Company for the current fiscal year. A representative of AA is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so. That representative is also expected to be available to respond to appropriate questions.

                                 OTHER BUSINESS

    The Company does not know of any other business to be presented at the annual meeting and does not intend to bring any other matters before the annual meeting. However, if any other matters properly come before the annual meeting, the persons named in the accompanying proxy are empowered, in the absence of contrary instructions, to vote according to their best judgment.

               STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

    In order to be eligible for inclusion in the Company's proxy statement and proxy card for the next annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals must be received by the Secretary of the Company at its principal executive offices no later than April 22, 2000. However, in order for such stockholder proposals to be eligible to be brought before the stockholders at the next annual meeting, the stockholder submitting such proposals must also comply with the procedures, including the deadlines, required by the Company's bylaws. Stockholder nominations of directors are not stockholder proposals within the meaning of Rule 14a-8 and are not eligible for inclusion in the Company's proxy statement.

                                          By Order of the Board of Directors

                                          [LOGO]

                                          Mark H. Peterman
                                          SECRETARY

Portland, Oregon
May 22, 2000

PLEASE PROMPTLY VOTE, DATE, SIGN AND RETURN THE ENCLOSED PROXY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. A RETURN SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. A PROMPT RESPONSE IS HELPFUL AND YOUR COOPERATION WILL BE APPRECIATED. AT ANY TIME BEFORE A VOTE AT THE ANNUAL MEETING YOU MAY REVOKE YOUR PROXY BY (1) A LATER DATED PROXY OR A WRITTEN NOTICE OF REVOCATION DELIVERED TO THE SECRETARY OF THE COMPANY BEFORE JUNE 22, 2000 OR (2) ADVISING THE INSPECTOR OF ELECTIONS OR THE SECRETARY OF THE COMPANY AT THE MEETING THAT YOU ELECT TO VOTE IN PERSON. ATTENDANCE AT THE MEETING WILL NOT IN AND OF ITSELF REVOKE A PROXY.

THE ANNUAL MEETING IS ON THURSDAY, JUNE 22, 2000. PLEASE RETURN YOUR PROXY IN TIME.

                                                                      APPENDIX A

                       THE 1999 EQUITY PARTICIPATION PLAN

                                       OF

                     WILSHIRE FINANCIAL SERVICES GROUP INC.

                  Wilshire Financial Services Group Inc., a Delaware corporation, has adopted The 1999 Equity Participation Plan of Wilshire Financial Services Group Inc. (the "Plan"), effective September 30, 1999, for the benefit of its eligible employees and directors.

                  The purposes of the Plan are as follows:

                  (1) To provide an additional incentive for directors and key Employees (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock and/or rights which recognize such growth, development and financial success.

                  (2) To enable the Company to obtain and retain the services of directors and key Employees considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company and/or rights which will reflect the growth, development and financial success of the Company.

                                   ARTICLE I.

                                   DEFINITIONS

                  1.1. GENERAL.

                  Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

                  1.2. ADMINISTRATOR.

                  "Administrator" shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Options granted to Independent Directors, the term "Administrator" shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term "Administrator" shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 10.1.

                  1.3.     AWARD.

                  "Award" shall mean an Option, a Restricted Stock award, a Performance Award or a Stock Payment award which may be awarded or granted under the Plan (collectively, "Awards").

                  1.4. AWARD AGREEMENT.

                  "Award Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

                  1.5.     AWARD LIMIT.

                  "Award Limit" shall mean 1,000,000 shares of Common Stock, as adjusted pursuant to Section 10.3 of the Plan.

                  1.6.     BOARD.

                  "Board" shall mean the Board of Directors of the Company.

                  1.7.     CHANGE IN CONTROL.

                  shall mean a change in ownership or control of the Company effected through any of the following transactions:

                           (a) any person or related group of persons (other
than the Company or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than ninety percent (90%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

                           (b) there is a change in the composition of the Board
over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board; or

                           (c) the stockholders of the Company approve a merger
or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 66-2/3% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control; or

                           (d) the stockholders of the Company approve a plan of
complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

                  1.8.     CODE.

        "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  1.9.     COMMITTEE.

                           "Committee" shall mean the Compensation Committee of
the Board, or another committee or subcommittee of the Board, appointed as provided in Section 9.1.

                  1.10. COMMON STOCK.

                           "Common Stock" shall mean the common stock of the
Company, par value $0.01 per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock.

                  1.11.    COMPANY.

                           "Company" shall mean Wilshire Financial Services
Group Inc., a Delaware corporation.

                  1.12.    DIRECTOR.

                           "Director" shall mean a member of the Board or an
FBBH Director, as the context may require.

                  1.13.    DRO.

                           "DRO" shall mean a domestic relations order as
defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.


                  1.14.    EMPLOYEE.

                           "Employee" shall mean any officer or other employee
(as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

                  1.15.    EXCHANGE ACT.

                           "Exchange Act" shall mean the Securities Exchange Act
of 1934, as amended.

                  1.16. FAIR MARKET VALUE.

                           "Fair Market Value" of a share of Common Stock as of
a given date shall be (a) the price of a share of Common Stock on the principal exchange on which shares of Common Stock are then trading, if any (or as reported on any composite index which includes such principal exchange) (calculated using the trailing average of the listed high and low trading price for the preceding trading days), or (b) if Common Stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the mean between the closing representative bid and asked prices for the Common Stock on the trading day previous to such date as reported by NASDAQ or such successor quotation system; or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Administrator acting in good faith.

                  1.17.    FBBH.

                           "FBBH" shall mean First Bank of Beverly Hills, N.A.,
a Subsidiary of the Company.

                  1.18.    FBBH DIRECTOR.

                           "FBBH Director" shall mean a member of the board of
directors of FBBH.

                  1.19.    HOLDER.

                           "Holder" shall mean a person who has been granted or
awarded an Award.

                  1.20. INCENTIVE STOCK OPTION.

                           "Incentive Stock Option" shall mean an option which
conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Administrator.

                  1.21.    INDEPENDENT COMPANY DIRECTOR.

                           "Independent Company Director" shall mean a member of
the Board who is not an Employee of the Company.

                  1.22.    INDEPENDENT DIRECTOR.

                           "Independent Director" shall mean an Independent
Company Director or an Independent FBBH Director, as the context may require.

                  1.23.    INDEPENDENT FBBH DIRECTOR.

                           "Independent FBBH Director" shall mean a member of
the board of directors of FBBH who is neither an Employee nor an Independent Company Director.

                  1.24.    NON-QUALIFIED STOCK OPTION.

                           "Non-Qualified Stock Option" shall mean an Option
which is not designated as an Incentive Stock Option by the Administrator.

                  1.25. OPTION.

                           "Option" shall mean a stock option granted under
Article IV of the Plan. An Option granted under the Plan shall, as determined by the Administrator, be either a Non-Qualified Stock Option or an Incentive Stock Option; PROVIDED, HOWEVER, that Options granted to Independent Directors shall be Non-Qualified Stock Options.

                  1.26. PERFORMANCE AWARD.

                           "Performance Award" shall mean a stock bonus or other
performance or incentive award that is paid in Common Stock or a combination of cash and Common Stock, awarded under Article VIII of the Plan.

                  1.27. PERFORMANCE CRITERIA.

                           "Performance Criteria" shall mean the following
business criteria with respect to the Company, any Subsidiary or any division or operating unit: (a) net income, (b) pre-tax income, (c) operating income, (d) cash flow, (e) earnings per share, (f) return on equity, (g) return on invested capital or assets, (h) cost reductions or savings, (i) funds from operations,
(j) appreciation in the fair market value of Common Stock and (k) earnings before any one or more of the following items: interest, taxes, depreciation or amortization.

                  1.28.    PLAN.

                           "Plan" shall mean The 1999 Equity Participation Plan
of Wilshire Financial Services Group Inc.

                  1.29.    REORGANIZATION.

                           "Reorganization" shall mean the prepackaged plan of
reorganization filed with the Bankruptcy Court for the State of Delaware on March 3, 1999.

                  1.30.    RESTRICTED STOCK.

                           "Restricted Stock" shall mean Common Stock awarded
under Article VII of the Plan.

                  1.31. RULE 16B-3.

                           "Rule 16b-3" shall mean that certain Rule 16b-3 under
the Exchange Act, as such Rule may be amended from time to time.

                  1.32. SECTION 162(m) PARTICIPANT.

                           "Section 162(m) Participant" shall mean any key
Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by
Section 162(m) of the Code.

                  1.33.    SECURITIES ACT.

                           "Securities Act" shall mean the Securities Act of
1933, as amended.

                  1.34. STOCK PAYMENT.

                           "Stock Payment" shall mean (a) a payment in the form
of shares of Common Stock, or (b) an option or other right to purchase shares of Common Stock, as part of a deferred compensation arrangement, made in lieu of all or any portion of the compensation, including without limitation, salary, bonuses and commissions, that would otherwise become payable to a key Employee in cash, awarded under Article VIII of the Plan.

                  1.35. SUBSIDIARY.

                           "Subsidiary" shall mean any corporation in an
unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

                  1.36. SUBSTITUTE AWARD.

                           "Substitute Award" shall mean an Option granted under
this Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; PROVIDED, HOWEVER, that in no event shall the term "Substitute Award" be construed to refer to an award made in connection with the cancellation and repricing of an Option.

                  1.37. TERMINATION OF DIRECTORSHIP.

                           "Termination of Directorship" shall mean the time
when a Holder who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

                  1.38. TERMINATION OF EMPLOYMENT.

                           "Termination of Employment" shall mean the time when
the employee-employer relationship between a Holder and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company or any Subsidiary, (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Administrator, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; PROVIDED, HOWEVER, that, with respect to Incentive Stock Options, unless otherwise determined by the Administrator in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

                  2.1.     SHARES SUBJECT TO PLAN.

                           (a) The shares of stock subject to Awards shall initially be shares of the Company's Common Stock, par value $0.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options or rights or upon any such awards under the Plan shall not exceed Four Million (4,000,000) of which no more than Five Hundred Thousand (500,000) shares may be issued as Restricted Stock or Performance Awards. The shares of Common Stock issuable upon exercise of such Options or rights or upon any such awards may be either previously authorized but unissued shares or treasury shares.

                           (b) The maximum number of shares which may be subject to Awards, granted under the Plan to any individual in any fiscal year shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit.

                  2.2. ADD-BACK OF OPTIONS AND OTHER RIGHTS.

                           If any Option, or other right to acquire shares of
Common Stock under any other Award under the Plan, expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option or other right but as to which such Option or other right was not exercised prior to its expiration, cancellation or exercise may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Awards which are adjusted pursuant to Section 10.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Holder or withheld by the Company upon the exercise of any Award under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. If any shares of Restricted Stock are surrendered by the Holder or repurchased by the Company pursuant to Section 7.4 or 7.5 hereof, such shares may again be optioned, granted or awarded hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be optioned, granted or awarded if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under
Section 422 of the Code.

                                  ARTICLE III.

                               GRANTING OF AWARDS

                  3.1. AWARD AGREEMENT.

                           Each Award shall be evidenced by an Award Agreement.
Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

                  3.2. PROVISIONS APPLICABLE TO SECTION 162(M) PARTICIPANTS.

                           (a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

                           (b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article VIII that vests or becomes exercisable or payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

                           (c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles VII and VIII which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any fiscal year in question or any other designated fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the fiscal year or other designated fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such fiscal year or other designated fiscal period or period of service and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such fiscal year or other designated fiscal period or period of service. Following the completion of each fiscal year or other designated fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such fiscal year or other designated fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the fiscal year or other designated fiscal period or period of service.

                           (d) Furthermore, notwithstanding any other provision of the Plan or any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

                  3.3. LIMITATIONS APPLICABLE TO SECTION 16 PERSONS.

                       Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to
Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

                  3.4. CONSIDERATION.

                       In consideration of the granting of an Award under the Plan, the Holder shall agree, in the Award Agreement, to remain in the employ of (or to consult for or to serve as an Independent Director of, as applicable) the Company or any Subsidiary for a period of at least one year (or such shorter period as may be fixed in the Award Agreement or by action of the Administrator following grant of the Award) after the Award is granted (or, in the case of an Independent Director, until the next annual meeting of stockholders of the Company).

                  3.5. AT-WILL EMPLOYMENT.

                       Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of the Company or any Subsidiary, or as a director of the Company, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and the Company and any Subsidiary.

                                   ARTICLE IV.

                        GRANTING OF OPTIONS TO EMPLOYEES
                            AND INDEPENDENT DIRECTORS

                  4.1. ELIGIBILITY.

                  Any Employee selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option. Each Independent Director of the Company shall be eligible to be granted Options at the times and in the manner set forth in Section 4.5.

                  4.2. DISQUALIFICATION FOR STOCK OWNERSHIP.

                  No person may be granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

                  4.3. QUALIFICATION OF INCENTIVE STOCK OPTIONS.

                  No Incentive Stock Option shall be granted to any person who is not an Employee.

                  4.3. GRANTING OF OPTIONS TO EMPLOYEES.

                       (a) The Committee shall from time to time, in its absolute discretion, and subject to applicable limitations of the Plan:

                           (i) Determine which Employees are key Employees and
                  select from among the key Employees (including Employees who have previously received Awards under the Plan) such of them as in its opinion should be granted Options;

                           (ii) Subject to the Award Limit, determine the number
                  of shares to be subject to such Options granted to the selected key Employees;

                           (iii) Subject to Section 4.3, determine whether such
                  Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                           (iv) Determine the terms and conditions of such
                  Options, consistent with the Plan; PROVIDED, HOWEVER, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

                           (b) Upon the selection of a key Employee to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

                           (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Holder, to disqualify such Option from treatment as an "incentive stock option" under Section 422 of the Code.

                  4.5.     GRANTING OF OPTIONS TO INDEPENDENT DIRECTORS.

                           (a) Each person who is an Independent Company Director as of or following the date of the confirmation of the Reorganization automatically shall be granted (i) an Option to purchase thirty thousand (30,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of the commencement of such directorship and (ii) an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of stockholders at which the Independent Company Director is reelected to the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (ii) of the preceding sentence.

                           (b) Each person who is an Independent FBBH Director as of or following the date of the confirmation of the Reorganization automatically shall be granted (i) an Option to purchase ten thousand (10,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of the commencement of such directorship and
         (ii) an Option to purchase five thousand (5,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of each annual meeting of the Company's stockholders. Members of the FBBH Board who are Employees who subsequently retire from the Company and remain on the FBBH Board will not receive an initial Option grant pursuant to clause (i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company or any Subsidiary, Options as described in clause (ii) of the preceding sentence.

                           (c) All the foregoing Option grants authorized by this Section 4.5 are subject to stockholder approval of the Plan.

                  4.6. OPTIONS IN LIEU OF CASH COMPENSATION. Options may be granted under the Plan to Employees in lieu of cash bonuses which would otherwise be payable to such Employees and to Independent Directors in lieu of directors' fees which would otherwise be payable to such Independent Directors, pursuant to such policies which may be adopted by the Administrator from time to time.

                                   ARTICLE V.

                                TERMS OF OPTIONS

                  5.1. OPTION PRICE.

                  The price per share of the shares subject to each Option granted to Employees shall be set by the Committee; PROVIDED, HOWEVER, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law and:

                           (a) in the case of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted;

                           (b) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the
         Code);

                           (c) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code).

                  5.2. OPTION TERM.

                  The term of an Option granted to an Employee shall be set by the Committee in its discretion; PROVIDED, HOWEVER, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment of the Holder, or amend any other term or condition of such Option relating to such a termination.

                  5.3.     OPTION VESTING

                           (a) The period during which the right to exercise, in whole or in part, an Option granted to an Employee vests in the Holder shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no Option shall be exercisable by any Holder who is then subject to
         Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option granted to an Employee vests.

                           (b) No portion of an Option granted to an Employee which is unexercisable at Termination of Employment shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Option.

                           (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by a Holder during any calendar year (under the Plan and all other incentive stock option plans of the Company and any parent or subsidiary corporation, within the meaning of Section 422 of the Code) of the Company, exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                           (d) Notwithstanding any other provision of this Plan, in the event of a Change in Control as defined in Section 1.7(c) that is or is to be accounted for as a "pooling of interests", each outstanding Option shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

                  5.4. TERMS OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS.

                           (a) The price per share of the shares subject to each
Option granted to an Independent Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted; PROVIDED, HOWEVER, that the price of each share subject to each

Option granted to Independent Directors on the date of the confirmation of the Reorganization shall equal the price per share of Common Stock calculated using the trailing average of the listed high and low trading price for the following twenty trading days. Options granted to Independent Directors shall become exercisable in cumulative annual installments of 33.3% on each of the first, second and third anniversaries of the date of Option grant and, subject to
Section 6.6, the term of each Option granted to an Independent Director shall be ten (10) years from the date the Option is granted, except that any Option granted to an Independent Director may by its terms become immediately exercisable in full upon the retirement of the Independent Director in accordance with the Company's retirement policy applicable to directors. No portion of an Option which is unexercisable at Termination of Directorship shall thereafter become exercisable.

                           (b) Notwithstanding any other provision of this Plan,
in the event of a Change in Control, each outstanding Award to an Independent Director shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock.

                  5.5.     SUBSTITUTE AWARDS.

                  Notwithstanding the foregoing provisions of this Article V to the contrary, in the case of an Option that is a Substitute Award, the price per share of the shares subject to such Option may be less than the Fair Market Value per share on the date of grant, PROVIDED, that the excess of:

                           (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award; over

                           (b) the aggregate exercise price thereof; does not exceed the excess of;

                           (c) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

                           (d) the aggregate exercise price of such shares.

                                   ARTICLE VI.

                               EXERCISE OF OPTIONS

                  6.1. PARTIAL EXERCISE.

                  An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Administrator may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

                  6.2. MANNER OF EXERCISE.

                  All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office:

                           (a) A written notice complying with the applicable rules established by the Administrator stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Holder or other person then entitled to exercise the Option or such portion of the Option;

                           (b) Such representations and documents as the Administrator, in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Administrator may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

                           (c) In the event that the Option shall be exercised pursuant to Section 10.1 by any person or persons other than the Holder, appropriate proof of the right of such person or persons to exercise the Option; and

                           (d) Full cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Administrator, may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Holder for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof;
         (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof;
         (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration;
         (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Administrator; (vi) allow payment, in whole or in part, through the delivery of a notice that the Holder has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, PROVIDED that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Administrator may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

                  6.3. CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES.

                  The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

                           (a) The admission of such shares to listing on all stock exchanges on which such class of stock is then listed;

                           (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

                           (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

                           (d) The lapse of such reasonable period of time following the exercise of the Option as the Administrator may establish from time to time for reasons of administrative convenience; and

                           (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Administrator may be in the form of consideration used by the Holder to pay for such shares under Section 6.2(d).

                  6.4. RIGHTS AS STOCKHOLDERS.

                  Holders shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Holders.

                  6.5. OWNERSHIP AND TRANSFER RESTRICTIONS.

                  The Administrator, in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The Holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the

Option is modified, extended or renewed for purposes of Section 424(h) of the
Code) such Option to such Holder or (b) one year after the transfer of such shares to such Holder.

                  6.6. LIMITATIONS ON EXERCISE OF OPTIONS GRANTED TO INDEPENDENT DIRECTORS.

                  No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

                       (a) The expiration of twelve (12) months from the date of the Holder's death;

                       (b) the expiration of twelve (12) months from the date of the Holder's Termination of Directorship by reason of his permanent and total disability (within the meaning of Section 22(e)(3) of the Code);

                       (c) the expiration of three (3) months from the date of the Holder's Termination of Directorship for any reason other than such Holder's death or his permanent and total disability, unless the Holder dies within said three-month period; or

                       (d) The expiration of ten (10) years from the date the Option was granted.

                  6.7. ADDITIONAL LIMITATIONS ON EXERCISE OF OPTIONS. Holders

                  may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the discretion of the Administrator.

                                  ARTICLE VII.

                            AWARD OF RESTRICTED STOCK

                  7.1. ELIGIBILITY.

                  Subject to the Award Limit, Restricted Stock may be awarded to any Employee who the Committee determines is a key Employee.

                  7.2.     AWARD OF RESTRICTED STOCK

                           (a) The Committee may from time to time, in its
                  absolute discretion:

                               (i) Determine which Employees are key Employees
                  and select from among the key Employees (including Employees who have previously received other awards under the Plan) such of them as in its opinion should be awarded Restricted Stock; and

                                    (ii) Determine the purchase price, if any,
                  and other
                  terms and conditions applicable to such Restricted Stock, consistent with the Plan.

                           (b) The Committee shall establish the purchase price, if any, and form of payment for Restricted Stock; PROVIDED, HOWEVER, that such purchase price shall be no less than the par value of the Common Stock to be purchased, unless otherwise permitted by applicable state law. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

                           (c) Upon the selection of a key Employee to be awarded Restricted Stock, the Committee shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

                  7.3. RIGHTS AS STOCKHOLDERS.

                  Subject to Section 7.4, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 7.6, the Holder shall have, unless otherwise provided by the Committee, all the rights of a stockholder with respect to said shares, subject to the restrictions in his Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; PROVIDED, HOWEVER, that in the discretion of the Committee, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 7.4.

                  7.4. RESTRICTION.

All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Committee shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment with the Company, Company performance and individual performance; PROVIDED, HOWEVER, that, unless the Committee otherwise provides in the terms of the Award Agreement or otherwise, no share of Restricted Stock granted to a person subject to Section 16 of the Exchange Act shall be sold, assigned or otherwise transferred until at least six months and one day have elapsed from the date on which the Restricted Stock was issued, and PROVIDED, further, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Committee may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no consideration was paid by the Holder upon issuance, a Holder's rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company without consideration, upon Termination of Employment with the Company; PROVIDED, HOWEVER, that except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such lapse or surrender shall occur in the event of a Termination of Employment without cause or following any Change in Control of the Company or because of the Holder's retirement, death, disability or otherwise. Notwithstanding anything to the contrary in this Section 7.4, in the event of and immediately prior to a Change in Control as defined in Section 1.7(c) that is to be accounted for as a "pooling of interests", all unvested shares of Restricted Stock shall immediately vest such that no such lapse or surrender shall occur following such Change in Control.

                  7.5. REPURCHASE OF RESTRICTED STOCK.

The Committee shall provide in the terms of each individual Award Agreement that the Company shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment between the Holder and the Company, at a cash price per share equal to the price paid by the Holder for such Restricted Stock; PROVIDED, HOWEVER, that, except with respect to shares of Restricted Stock granted to Section 162(m) Participants, the Committee in its sole and absolute discretion may provide that no such right of repurchase shall exist in the event of a Termination of Employment without cause or following any Change in Control of the Company or because of the Holder's retirement, death, disability or otherwise. Notwithstanding anything to the contrary in this Section 7.5, in the event of and immediately prior to a Change in Control as defined in Section 1.7(c) that is to be accounted for as a "pooling of interests", any such repurchase rights shall expire.

                  7.6. ESCROW.

                  The Secretary of the Company or such other escrow holder as the Committee may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

                  7.7. LEGEND.

                  In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Committee shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

                  7.8. SECTION 83(b) ELECTION.

                  If a Holder makes an election under Section 83(b) of the Code, or any successor section thereto, to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Holder would otherwise be taxable under Section 83(a) of the Code, the Holder shall deliver a copy of such election to the Company immediately after filing such election with the Internal Revenue Service.

                                  ARTICLE VIII.

                      PERFORMANCE AWARDS AND STOCK PAYMENTS

                  8.1. ELIGIBILITY.

                  Subject to the Award Limit, one or more Performance Awards and/or Stock Payments may be granted to any Employee whom the Committee determines is a key Employee.

                  8.2. PERFORMANCE AWARDS.

                  Any key Employee selected by the Committee may be granted one or more Performance Awards. The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. In making such determinations, the Committee shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular key Employee.

                  8.3. STOCK PAYMENTS.

                  Any key Employee selected by the Committee may receive Stock Payments in the manner determined from time to time by the Committee. The number of shares shall be determined by the Committee and may be based upon the Performance Criteria or other specific performance criteria determined appropriate by the Committee, determined on the date such Stock Payment is made or on any date thereafter.

                  8.4.     TERM.

                  The term of a Performance Award and/or Stock Payment shall be set by the Committee in its discretion.

                  8.5. EXERCISE OR PURCHASE PRICE.

                  The Committee may establish the exercise or purchase price of a Performance Award or shares received as a Stock Payment; PROVIDED, HOWEVER, that such price shall not be less than the par value for a share of Common Stock, unless otherwise permitted by applicable state law.

                  8.6. EXERCISE UPON TERMINATION OF EMPLOYMENT.

A Performance Award, and/or Stock Payment is exercisable or payable only while the Holder is an Employee; PROVIDED, HOWEVER, that except with respect to Performance Awards granted to Section 162(m) Participants, the Administrator in its sole and absolute discretion may provide that Performance Awards may be exercised or paid following a Termination of Employment without cause, or following a Change in Control of the Company, or because of the Holder's retirement, death or disability, or otherwise. Notwithstanding anything to the contrary in this Article 8, in the event of a Change in Control as defined in
Section 1.7(c) that is or is to be accounted for as a "pooling of interests", all outstanding Performance Awards and Stock Payments shall be immediately exercisable or payable following such Change in Control.

                  8.7. FORM OF PAYMENT. Payment of the amount determined under
Section 8.2 or 8.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Committee. To the extent any payment under this
Article VIII is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.3.

                                   ARTICLE X.

                                 ADMINISTRATION

                   9.1. COMPENSATION COMMITTEE.

                   The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the
Plan) shall consist solely of two or more Independent Company Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

                   9.2. DUTIES AND POWERS OF COMMITTEE.

                   It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules and to amend any Award Agreement provided that the rights or obligations of the Holder of the Award that is the subject of any such Award Agreement are not affected adversely. Any such grant or award under the Plan need not be the same with respect to each Holder. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors.

                   9.3. MAJORITY RULE; UNANIMOUS WRITTEN CONSENT.

                   The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

                   9.4. COMPENSATION; PROFESSIONAL ASSISTANCE; GOOD FAITH
ACTIONS.

                   Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.

                   9.5. DELEGATION OF AUTHORITY TO GRANT AWARDS.

                   The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (i) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (ii) who are Section 162(m) Participants or (iii) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 9.5 shall serve in such capacity at the pleasure of the Committee.

                                   ARTICLE XI.

                            MISCELLANEOUS PROVISIONS

                  10.1. NOT TRANSFERABLE.

                   No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until such Award has been exercised, or the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed. No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

                  During the lifetime of the Holder, only he may exercise an Option or other Award (or any portion thereof) granted to him under the Plan, unless it has been disposed of with the consent of the Administrator pursuant to a DRO. After the death of the Holder, any exercisable portion of an Option or other Award may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Award Agreement, be exercised by his personal representative or by any person empowered to do so under the deceased Holder's will or under the then applicable laws of descent and distribution. Notwithstanding the foregoing provisions of this Section 10.1, the Administrator, in its sole discretion, may determine to grant to any Holder an Award which, by its terms as set forth in the applicable Award Agreement, may be transferred by the Holder, in writing and with prior written notice to the Administrator, by gift, without the receipt of any consideration, to a member of the Holder's immediate family, as defined in Rule 16a-1 under the Exchange Act, or to a trust for the exclusive benefit of, or any other entity owned solely by, such members, provided, that an Award that has been so transferred shall continue to be subject to all of the terms and conditions of the Award as applicable to the original Holder, and the transferee shall execute any and all such documents requested by the Administrator in connection with the transfer, including without limitation to evidence the transfer and to satisfy any requirements for an exemption for the transfer under applicable federal and state securities laws.

                  10.2. AMENDMENT, SUSPENSION OR TERMINATION OF THE PLAN.

                   Except as otherwise provided in this Section 10.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company's stockholders given within twelve months before or after the action by the Administrator, no action of the Administrator may, except as provided in Section 10.3, increase the limits imposed in Section 10.3 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Holder alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

                           (a) The expiration of ten years from the date the Plan is adopted by the Board; or

                           (b) The expiration of ten years from the date the Plan is approved by the Company's stockholders under Section 10.4.

                  10.3. CHANGES IN COMMON STOCK OR ASSETS OF THE COMPANY, ACQUISITION OR LIQUIDATION OF THE COMPANY AND OTHER CORPORATE EVENTS.

                           (a) Subject to Section 10.3 (d), in the event that the Administrator determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Administrator's sole discretion, affects the Common Stock such that an adjustment is determined by the Administrator to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, then the Administrator shall, in such manner as it may deem equitable, adjust any or all of

                                    (i) the number and kind of shares of Common
                  Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                                    (ii) the number and kind of shares of Common
                  Stock (or other securities or property) subject to outstanding Awards, and

                                    (iii) the grant or exercise price with
                  respect to any Award.

                           (b) Subject to Sections 5.3(d), 5.4(b) and 10.3(d), in the event of any transaction or event described in Section 10.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator, in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder's request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                                    (i) To provide for either the purchase of
                  any such Award for an amount of cash equal to the amount that could have been attained upon the exercise of such Award or realization of the Holder's rights had such Award been currently exercisable or payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

                                    (ii) To provide that the Award cannot vest,
                  be exercised or become payable after such event;

                                    (iii) To provide that such Award shall be
                  exercisable as to all shares covered thereby, notwithstanding anything to the contrary in the provisions of such Award;

                                    (iv) To provide that such Award be assumed
                  by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options, rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                                    (v) To make adjustments in the number and
                  type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted Stock and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding options, rights and awards and options, rights and awards which may be granted in the future;

                                    (vi) To provide that, for a specified period
                  of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 7.5 or forfeiture under Section
                  7.4 after such event

                                    (vii) To provide that, in the event of a
                  Change in Control, each outstanding Award shall, immediately prior to the effective date of the Change in Control, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights and may be exercised for any or all of those shares as fully-vested shares of Common Stock; and

                                    (viii) To provide that, in the event of any
                  transaction described in Section 10.3(a), each outstanding Award shall, immediately prior to the effective date of such transaction, automatically become fully exercisable for all of the shares of Common Stock at the time subject to such rights or fully vested, as applicable, and may be exercised for any or all of those shares as fully-vested shares of Common Stock. However, an outstanding right shall not so accelerate if and to the extent: (i) such right is, in connection with such transaction, either to be assumed by the successor or survivor corporation (or parent thereof) or to be replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent thereof) or (ii) the acceleration of exercisability of such right is subject to other limitations imposed by the Administrator at the time of grant. The determination of comparability of rights under clause (i) above shall be made by the Administrator, and its determination shall be final, binding and conclusive

                           (c) Subject to Sections 3.2, 3.3, 5.3(d), 5.4(b),
         7.4, 7.5, 8.6 and 10.3(d), the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

                           (d) With respect to Awards which are granted to
         Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under
         Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 10.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

                           (e) Notwithstanding the foregoing, in the event that the Company becomes a party to a transaction that is intended to qualify for "pooling of interests" accounting treatment and, but for one or more of the provisions of this Plan or any Award Agreement would so qualify, then this Plan and any Award Agreement shall be interpreted so as to preserve such accounting treatment, and to the extent that any provision of the Plan or any Award Agreement would disqualify the transaction from pooling of interests accounting treatment (including, if applicable, an entire Award Agreement), then such provision shall be null and void. All determinations to be made in connection with the preceding sentence shall be made by the independent accounting firm whose opinion with respect to "pooling of interests" treatment is required as a condition to the Company's consummation of such transaction.

                           (f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

                  10.4. APPROVAL OF PLAN BY STOCKHOLDERS.

                  The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not be exercisable nor shall such Awards vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards other than Options which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company's stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company's stockholders previously approved the Performance Criteria.

                  10.5. TAX WITHHOLDING.

                  The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. The Administrator may in its discretion and in satisfaction of the foregoing requirement allow such Holder to elect to have the Company withhold shares of Common Stock otherwise issuable under such Award (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

                  10.6. LOANS.

                  The Committee may, in its discretion, extend one or more loans to key Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee.

                  10.7. FORFEITURE PROVISIONS.

                  Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall have the right to provide, in the terms of

Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt or exercise of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, and (ii) the Award shall terminate and any unexercised portion of the Award (whether or not vested) shall be forfeited, if
(b)(i) a Termination of Employment or Termination of Directorship occurs prior to a specified date, or within a specified time period following receipt or exercise of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment or Termination of Directorship for cause.

                  10.8. EFFECT OF PLAN UPON OPTIONS AND COMPENSATION PLANS.

                  The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees or Directors of the Company or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

                  10.9. COMPLIANCE WITH LAWS.

                  The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

                  10.10.   TITLES.

                  Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                  10.11. GOVERNING LAW.

                  The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Oregon without regard to conflicts of laws thereof.

                                     * * *

                  I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of Wilshire Financial Services Group Inc. on September 30, 1999.

                  Executed on this 30th day of September 1999.



                                                 ------------------------------
                                                            Secretary

                     WILSHIRE FINANCIAL SERVICES GROUP INC.
                   1776 S.W. MADISON, PORTLAND, OREGON 97205

        PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WILSHIRE FINANCIAL SERVICES GROUP INC. FOR ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 22, 2000

     The undersigned hereby constitutes and appoints Larry B. Faigin and Stephen
P. Glennon, or either of them, with full power of substitution, attorneys and proxies of the undersigned, to represent the undersigned and vote all shares of the common stock of Wilshire Financial Services Group Inc. ("WFSG") which the undersigned would be entitled to vote if personally present at WFSG's annual meeting of stockholders to be held at WFSG's offices at the address set forth above at 10:30 a.m. on June 22, 2000, and at any postponement or adjournment thereof, in the following manner.

     WHEN THIS PROXY IS PROPERLY EXECUTED AND RETURNED, THE SHARES IT REPRESENTS WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE CHOICES SPECIFIED ABOVE. IF NO CHOICES ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR PROPOSALS ONE AND TWO, AND IN ACCORDANCE WITH THE BEST JUDGMENT OF THE DESIGNATED INDIVIDUALS WITH RESPECT TO MATTERS INCIDENT TO THE CONDUCT OF THE MEETING AND ANY OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING. IF ANY OF THE NOMINEES FOR DIRECTOR IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL
NOT SERVE, THE PROXY HOLDER WILL          WILSHIRE FINANCIAL SERVICES GROUP INC.
VOTE FOR SUCH OTHER PERSON OR PERSONS     P.O. BOX 11022
AS THEBOARD OF DIRECTORS MAY RECOMMEND.   NEW YORK, N.Y. 10203-0022

(Continued and to be dated and signed on the reverse side.)

                             DETACH PROXY CARD HERE

                             -                   -

                               PLEASE DETACH HERE
                 YOU MUST DETACH THIS PORTION OF THE PROXY CARD
                  BEFORE RETURNING IT IN THE ENCLOSED ENVELOPE
                             -                   -


1. ELECTION OF DIRECTORS FOR all          WITHHOLD AUTHORITY     *EXCEPTIONS
                         nominees     / / to vote for all    / /             / /
                         listed below     nominees listed
                                          below

Nominees: Larry B. Faigin, Elizabeth F. Aaroe, Robert M. Deutschman, Peter S. Fishman, Stephen P. Glennon, Daniel A. Markee and Edmund M. Kaufman (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, MARK THE "EXCEPTIONS" BOX AND WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.)

*Exceptions____________________________________________________________________

2. AMENDMENTS TO THE 1999 EQUITY PARTICIPATION PLAN.


   FOR   / /      AGAINST   / /     ABSTAIN   / /


                                                   CHANGE OF ADDRESS AND
                                                   OR COMMENTS MARK HERE / /


                                             Please date and sign exactly as
                                             your name or names appears hereon.
                                             If more than one owner, all should
                                             sign. When signing as attorney,
                                             executor, administrator, trustee,
                                             or guardian, please give full title
                                             as such. If the signatory is a
                                             corporation or parnership, sign in
                                             full corporate or partnership name
                                             by duly authorized officer or
                                             partner.

                                             DATED:......................., 2000

                                             ...................................
                                                       Signature

                                             ...................................
                                                  Signature if held jointly

(PLEASE PROMPTLY COMPLETE, DATE, SIGN AND
RETURN THIS PROXY USING THE ENCLOSED         Votes must be indicated
ENVELOPE.)                                   (x) in Black or Blue ink. /X/


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